Lord Abbett

Bond-Debenture Fund

Prospectus

May 1, 1999

(As Revised August 1, 1999)

[LOGO]

As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, and it has not judged this fund for its investment merit. It is a criminal offense to state otherwise.

                               Table of Contents

                         The Fund                                 Page


        What you should know         Goal/Strategy                       2
              about the fund         Main Risks                          2
                                     Past Performance                    3
                                     Fees and Expenses                   4


                         Your Investment


    Information for managing         Purchases                           5
           your fund account         Opening Your Account                7
                                     Redemptions                         8
                                     Distributions and Taxes             8
                                     Services For Fund Investors         9
                                     Sales Charges and Service Fees     10
                                     Management                         11

                    For More Information

          How to learn more          Other Investment Techniques        12
              about the fund         Glossary of Shaded Terms           12
                                     Recent Performance                 14

                    Financial Information

                                     Financial Highlights               15
                                     Compensation For Your Dealer       17

     How to learn more about the     Back Cover
fund and other Lord Abbett funds

GOAL/STRATEGY

     The fund seeks high current income and the opportunity for capital appreciation to produce a high total return. We believe that a high total return (current income and capital appreciation) may be derived from an actively managed, diversified security portfolio. Normally, we invest at least 65% of our total assets in bonds (secured obligations) and debentures (generally unsecured obligations). We seek unusual values, using fundamental, bottom-up research to identify undervalued securities.

     We invest principally in lower-rated debt securities, securities convertible into common stock, preferred stocks and bonds and investment grade debt. At least 20% of the portfolio must be invested in investment grade debt, or U.S. government securities. In addition, the fund may invest up to 20% of its assets in foreign securities. In recent years, the fund has found good value in lower-rated, higher yielding debt securities and has invested more than half its assets in those securities.

     While typically fully invested, we may take a temporary defensive position in cash and short-term debt securities. This could prevent the fund from realizing its invest- ment objective.

MAIN RISKS

     The fund faces interest rate risk, credit risk, and currency risk.

     As with other bond funds, the value of your investment may change as interest rates fluctuate, due to interest rate risk. This is because often the prices of fixed-income securities rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes. Put another way, the longer the maturity of a bond or other debt security, the greater the effect a change in interest rates is likely to have on the instrument's price. The fund tends to own securities with longer maturities, so it may face more interest rate risk than some fixed income funds.

     Lower-rated debt securities involve greater credit risks than do investment grade bonds. Companies that issue high yield debt securities are not as strong financially as those with higher credit ratings and may default on principal or interest payments. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, we attempt to reduce investment risk, but losses may occur. In addition, we attempt to reduce investment risk by investing at least 20% of our assets in a combination of investment grade debt securities, U.S. government securities, and cash equivalents.

     Finally, because it may invest up to 20% of its assets in foreign securities, the fund faces the risk that unfavorable changes in currency exchange rates could reduce its share price.

     An investment in the fund is not a bank deposit. It is not FDIC-insured or government-endorsed. It is not a complete investment program. You could lose money in this fund.


We or the fund refers to the Lord Abbett Bond-Debenture Fund, Inc. (the "company"), which operates under the supervision of the company's Board with the advice of Lord, Abbett & Co. ("Lord Abbett"), its investment manager.


About the fund. The fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results.


Investment grade debt securities are, at the time of purchase, rated in one of the four highest grades determined either by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services, or determined by Lord Abbett to be equivalent in quality.


U.S. government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


High yield debt securities, commonly known as "junk bonds" typically pay a higher yield than investment grade debt securities. These bonds have a higher risk of default than investment grade bonds and their prices can be much more volatile.


Foreign securities are securities primarily traded in countries outside the United States. These securities are not subject to the same degree of regulation and may be more volatile and less liquid than securities traded in major U.S. markets. Other considerations include political and social instability, expropriations, higher transaction costs, currency fluctuations, nondeductible withholding taxes and different settlement practices.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies, and their risks, used by the fund.


2  The Fund

                             Bond-Debenture Fund      Symbols:   Class A -LBNDX
                                                                 Class B -LBNBX
                                                                 Class C -BDLAX

PAST PERFORMANCE

     The information below provides some indication of the risks of investing in the fund by showing changes in the fund's class A shares' performance from calendar year to calendar year and by showing how the fund's average annual returns compare with those of a broad measure of market performance. Past performance is not a prediction of future results.

[GRAPHIC OMITTED]

Best Quarter 1st Q '91 13.85%
Worst Quarter: 3rd Q '90 -8.24%


     The table below shows a comparison of the fund's class A, B and C average annual total return to that of the Salomon Brothers Broad Investment High-Grade Index ("SBBIHGI") and the First Boston High-Yield Index ("FBHYI"). Fund returns assume reinvestment of all dividends and distributions and payment of the maximum applicable front-end or deferred sales charge. All periods end on December 31, 1998.

Class         1 Year   5 Years    10 Years    Since Inception (i)   SBBIHGI (ii)   FBHYI (ii)

A             (0.20)%    7.13%      9.82%           9.94%             --            --
B             (0.86)%                --             8.19%           10.01% (iii)   8.25% (iii)

C              3.01%     --          --             9.69%            9.59% (iv)    8.44% (iv)

SBBIHGI        8.72%     7.30%      9.31%           --                 --            --
FBHYI          0.57%     8.16%     10.74%           --                 --            --



(i)  The date of inception for each class is: A -4/1/71; B -8/1/96; and C
     -7/15/96.

(ii) Performance for the unmanaged Salomon Brothers Broad Investment High-Grade Index and First Boston High-Yield Index do not reflect transaction costs or management fees.

(iii) Represents total returns for the period 8/31/96 to 12/31/98, to correspond with class B inception date.

(iv) Represents total returns for the period 7/31/96 to 12/31/98, to correspond with class C inception date.

                                                                 The Fund     3

                             Bond-Debenture Fund      Symbols:   Class A -LBNDX
                                                                 Class B -LBNBX
                                                                 Class C -BDLAX

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

===================================================================================================
Fee table
---------------------------------------------------------------------------------------------------
                                                Class A     Class B      Class C   Class P

Shareholder Fees (Fees paid directly from your investment)
---------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
---------------------------------------------------------------------------------------------------
(as a % of offering price)                         4.75%     none        none        none
---------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases")    none       5.00% (1)    1.00%     none
---------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from fund assets) (as a % of average net assets) (2)
---------------------------------------------------------------------------------------------------
Management Fees (See "Management")                 0.46%      0.46%        0.46%      0.46%
---------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees (3)          0.35%      1.00%        1.00%      0.45%
---------------------------------------------------------------------------------------------------
Other Expenses                                     0.14%      0.14%        0.14%      0.14%
---------------------------------------------------------------------------------------------------
Total Operating Expenses                           0.95%      1.60%        1.60%      1.05%

===================================================================================================

Expense example


This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period, although your actual cost may be higher or lower. The expenses include any applicable contingent deferred sales charges.

Share class               1 Year             3 Years              5 Years           10 Years

Class A shares             $567                $763               $  976             $1,588
---------------------------------------------------------------------------------------------------
Class B shares             $663                $805               $1,071             $1,728
---------------------------------------------------------------------------------------------------
Class C shares             $263                $505               $  871             $1,902
---------------------------------------------------------------------------------------------------
Class P shares             $107                $334               $  579             $1,285
---------------------------------------------------------------------------------------------------
You would pay the following expenses on the same investment, assuming you kept your shares.

Class A shares             $567                $763                $976              $1,588
---------------------------------------------------------------------------------------------------
Class B shares             $163                $505                $871              $1,728
---------------------------------------------------------------------------------------------------
Class C shares             $163                $505                $871              $1,902
---------------------------------------------------------------------------------------------------
Class P shares             $107                $334                $579              $1,285
---------------------------------------------------------------------------------------------------

This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.


Management fees are payable to Lord Abbett for the fund's investment management.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as shareholder service and professional fees.
--------------------------------------------

(1) Class B shares will convert to class A shares on the eighth anniversary of your original purchase of class B shares.

(2) The annual operating expenses have been restated from fiscal year amounts to reflect current fees.

(3) Because 12b-1 distribution fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.




4  The Fund

                                YOUR INVESTMENT


PURCHASES

     This prospectus offers four classes of shares, Class A, B, C and P. Although the fund has more than one class of shares, these different classes of shares represent investments in the same portfolio of securities but are subject to different expenses. Our shares are continuously offered. The offering price is based on the Net Asset Value (" NAV") per share next determined after we receive your purchase order submitted in proper form. A front-end sales charge is added to the NAV, in the case of the class A shares. There is no front-end sales charge, although there is a Contingent Deferred Sales Charge in the case of the class B and C shares, as described below.

     You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for class B shares of $500,000 or more or a purchase order for class C shares of $1,000,000 or more. You should discuss pricing options with your investment professional.

     For more information, see "Alternative Sales Arrangements" in the Statement of Additional Information.

     We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.
================================================================================
Front-End Sales Charges -Class A Shares
--------------------------------------------------------------------------------
                                                                To Compute
                       As a % of             As a % of         Offering Price
Your Investment      Offering Price       Your Investment      Divide NAV by
Less than $100,000        4.75%                 4.99%               .9525
--------------------------------------------------------------------------------
 $100,000 to $249,999     3.95%                 4.11%               .9605
--------------------------------------------------------------------------------
 $250,000 to $499,999     2.75%                 2.83%               .9725
--------------------------------------------------------------------------------
 $500,000 to $999,999     1.95%                 1.99%               .9805
--------------------------------------------------------------------------------
$1,000,000 and over     No Sales Charge                            1.0000
--------------------------------------------------------------------------------

     Reducing Your Class A Front-End Sales Charges. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

          Rights of Accumulation - A Purchaser can apply the value (at public offering price) of the shares you already own to a new purchase of class A shares of any Eligible Fund in order to reduce the sales charge.

          Statement of Intention - A Purchaser of class A shares can purchase additional shares of any Eligible Fund over a 13-month period and receive the same sales charge as if you had purchased all shares at once. Shares purchased through reinvestment of dividends or distributions are not included. A statement of intention can be backdated 90 days. Current holdings under rights of accumulation can be included in a statement of intention.

          For more information on eligibility for these privileges, read the applicable sections in the attached application.


NAV per share for each class of fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange (" NYSE"). The fund is open on those business days when the NYSE is open. Purchases and sales of fund shares are executed at the NAV next determined after the fund receives your order. In calculating NAV, securities for which market Information. quotations are available are value at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board.


Share classes

Class A

normally offered with a frontend sales charge

Class B

     no front-end sales charge, however, a contingent deferred sales charge is applied to shares sold prior to the sixth anniversary of purchase higher annual expenses than class A shares

     automatically convert to class A shares after eight years

Class C


     no front-end sales charge


     higher annual expenses than class A shares

     a contingent deferred sales charge is applied to shares sold prior to the first anniversary of purchase

Class P

     available to certain pension or retirement plans and pursuant to a Mutual Fund Advisory Program



                                                             Your Investment  5

Class A Share Purchases Without A Front-End Sales Charge. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

     purchases of $1 million or more +

     purchases by Retirement Plans with at least 100 eligible employees +

     purchases under a Special Retirement Wrap Program +

     purchases made with dividends and distributions on class A shares of another Eligible Fund purchases representing repayment under the loan feature of the Lord Abbettsponsored prototype 403(b) Plan for class A shares purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor purchases under a Mutual Fund Advisory Program

     purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

See the Statement of Additional Information for a listing of other categories of purchasers who qualify for class A share purchases without a front-end sales charge.

+ These categories may be subject to a Contingent Deferred Sales Charge ("
CDSC").

Class A Share CDSC. If you buy class A shares under one of the starred (+) categories listed above and you redeem any of them within 24 months after the month in which you initially purchased them, the fund will normally collect a CDSC of 1%.

The class A share CDSC will generally be waived for the following conditions:

     benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required)

     redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program

Class B Share CDSC. The CDSC for class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC declines the longer you own your shares, according to the following schedule:
================================================================================
 Contingent Deferred Sales Charges -Class B Shares
--------------------------------------------------------------------------------
 Anniversary (1) of                           Contingent Deferred Sales Charge
 the day on which the                         on redemption (as % of amount
 purchase order was accepted                  subject to charge)

 On                           Before
--------------------------------------------------------------------------------
                              1st                           5.0%
--------------------------------------------------------------------------------
 1st                          2nd                           4.0%
--------------------------------------------------------------------------------
 2nd                          3rd                           3.0%
--------------------------------------------------------------------------------
 3rd                          4th                           3.0%
--------------------------------------------------------------------------------
 4th                          5th                           2.0%
--------------------------------------------------------------------------------
 5th                          6th                           1.0%
--------------------------------------------------------------------------------
 on or after the 6th (2)                                    None
--------------------------------------------------------------------------------

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversaries for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to class A shares on the eighth anniversary of the purchase of class B shares.


CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are being sold, whichever is lower. In addition, repayment of loans under Retirement Plans and 403(b) Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the fund redeems shares in the following order:

1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

2. shares held for six years or more (class B) or two years or more after the month of purchase (class A) or one year or more (class C)

3. shares held the longest before the sixth anniversary of their purchase (class B) or before the second anniversary after the month of purchase (class A) or before the first anniversary of their purchase (class C)

Retirement Plans include employersponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts.

Lord Abbett Distributor LLC (" Lord Abbett Distributor") acts as agent for the funds to work with investment professionals that buy and/or sell shares of the funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell fund shares directly to investors.

Benefit Payment Documentation
(class A only)

     under $50,000 -no documentation necessary

     over $50,000 -reason for benefit payment must be received in writing. Use the address indicated under "Opening Your Account."




6  Your Investment

     The class B share CDSC will generally be waived under any one of the following conditions:

          benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans (documentation may be required)

          Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts death of the shareholder (natural person)

          redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

          See "Systematic Withdrawal Plan" under "Services For Fund Investors" below for more information onCDSCs with respect to class B shares.

     Class C Share CDSC. The 1% CDSC for class C shares normally applies if you redeem your shares before the anniversary of the purchase of such shares.

     Class P Shares. Class P shares have lower annual expenses than class B and class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV (a) pursuant to a Mutual Fund Advisory Program, or (b) to the trustees of, or employer-sponsors with respect to, pension or retirement plans with at least 100 eligible employees (such as a plan under Section 401(a), 401(k) or 457(b) of the Internal Revenue Code) which engage an investment professional providing or participating in an agreement to provide certain recordkeeping, administrative and/or sub-transfer agency services to the fund on behalf of the class P shareholders.

OPENING YOUR ACCOUNT

     MINIMUM INITIAL INVESTMENT

          Regular account                                              $1,000

         Individual Retirement Accounts and
         403(b) Plans under the Internal Revenue Code                    $250

         Uniform Gifts to Minors Account                                 $250

     For Retirement Plans and Mutual Fund Advisory Programs, no minimum investment is required, regardless of share class.

     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the fund at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to assure your order will be accepted.

     Lord Abbett Bond-Debenture Fund
     P. O. Box 419100
     Kansas City, MO 64141

     Proper Form. An order submitted directly to the fund must contain: (1) a completed application, and (2) payment by check. When purchases are made by check, redemptions will not be allowed until the fund or the transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information regarding proper form of a purchase order, call the fund at 800-821-5129.

     By Exchange. Telephone the fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

Important Information. You may be subject to a $50 penalty under the Internal Revenue Code if you do not provide a correct taxpayer identification number (Social Security Number for individuals) or make certain required certifications. In addition, we may be required to withhold from your account and pay to the U. S. Treasury 31% of any redemption proceeds and any dividend or distribution from your account.


                                                               Your Investment 7

REDEMPTIONS

     By Broker. Call your investment professional for directions on how to redeem your shares.

     By Telephone. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative can call the fund at 800-821-5129.

     By Mail. Submit a written redemption request indicating the name(s) in which the account is registered, the fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

     Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

     Normally a check will be mailed to the name and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     To determine if a CDSC applies to a redemption, see "Class A Share CDSC,"" Class B Share CDSC" or "Class C Share CDSC."

Small Accounts. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in a fund's best interest to do so.

     Eligible Guarantor is any broker or bank that is a member of the Medallion Stamp Program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.

DISTRIBUTIONS AND TAXES

     The fund pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized. The fund expects to pay income dividends to shareholders monthly. If a capital gain distribution is declared, it is expected to be paid annually. Your distributions will be reinvested in your fund unless you instruct the fund to pay them to you in cash. There are no sales charges on reinvestments.

     The tax status of distributions is the same for all shareholders regardless of how long they have been in the fund or whether distributions are reinvested or paid in cash. In general, distributions are taxable as follows:
================================================================================
Federal Taxability Of Distributions


Type of             Tax rate for taxpayer       Tax rate for taxpayer subject
distribution        subject to 15% bracket      to 28% bracket or above
--------------------------------------------------------------------------------
Income              Ordinary                    Ordinary
dividends           income rate                 income rate
--------------------------------------------------------------------------------
Short-term          Ordinary                    Ordinary
--------------------------------------------------------------------------------
capital gains       income rate                 income rate
--------------------------------------------------------------------------------
Long-term
capital gains         10%                         20%
--------------------------------------------------------------------------------

     Except in tax-advantaged accounts, any sale or exchange of fund shares may be a taxable event.

Taxes on Transactions. The chart at left also can provide a "rule of thumb" guide for your potential U. S. federal income tax liability when selling or exchanging fund shares. The second row, "Short-term capital gains," applies to fund shares sold within 12 months of purchase. The third row, "Long-term capital gains," applies to shares held for more than 12 months.

Starting January 1, 2001, sales of securities held for more than five years will be taxed at special lower rates.

Any gains realized on a fund's transactions in options and financial futures will be treated as taxable long-or short-term capital gains.

8  Your Investment

          Annual Information - Information concerning the tax treatment of dividends and other distributions will be mailed to shareholders each year. The fund will also provide annually to its shareholders information regarding the source of dividends and distributions of capital gains paid by the fund. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of those distributions under the federal, state and local tax rules that apply to you as well as the tax consequences of gains or losses from the redemption or exchange of your shares.


SERVICES FOR FUND INVESTORS


AUTOMATIC SERVICES

          Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services when filling out your application or by calling 800-821-5129.

For investing

Invest-A-Matic       You can make fixed, periodic investments ($ 50 minimum) into your fund
(Dollar-cost         account by means of automatic money transfers from your bank checking
averaging)           account. See the attached application for instructions.

Div-Move             You can automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($ 50 minimum).

For selling shares

Systematic           You can make regular withdrawals from most Lord Abbett funds. Automatic
Withdrawal           cash withdrawals can be paid to you from your account in fixed or variable
Plan (" SWP")        amounts. To establish a plan, the value of your shares must be at least
                     $10,000, except for Retirement Plans for which there is no minimum. Your shares must be in non-certificate form.

Class B shares       The CDSC will be waived on SWP redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For class B share
                     SWP redemptions over 12% per year, the CDSC will apply to the entire redemption.
                     Please contact the fund for assistance in minimizing the CDSC in this situation.

Class B and          Redemption proceeds due to a SWP for class B and class C shares will be

C shares             redeemed in the order described under "Purchases."


OTHER SERVICES

     Telephone Investing . After we have received the attached application (selecting "yes" under Section 7C and completing Section 7), you can instruct us by phone to have money transferred from your bank account to purchase shares of the fund for an existing account. The fund will purchase the requested shares when it receives the money from your bank.

     Exchanges. You or your investment professional can instruct your fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instruction may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The fund must receive instructions for the exchange before the close of the NYSE on the day of your call. If you meet this requirement, you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any fund into which you are exchanging.

     Reinvestment Privilege. If you sell shares of the fund, you have a one time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days

----------------------------
Lord Abbett offers a variety of Retirement Plans. Call 800-253-7299 for information about:

     Traditional, Rollover, Roth and Education IRAs

     Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

     Defined Contribution Plans


Telephone Transactions. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Transactions by telephone may be difficult to implement in times of drastic economic or market change.

Exchange Limitations. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges create higher expenses for the fund. Accordingly, the fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The fund also may revoke the privilege for all shareholders upon 60 days' written notice.

                                                              Your Investment  9
     without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

     Account Statements. Every Lord Abbett investor automatically receives quarterly account statements.

     Householding. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the fund.

     Account Changes. For any changes you need to make to your account, consult your investment professional or call the fund at 800-821-5129.

     Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

SALES CHARGES AND SERVICE FEES

     Sales and Service Compensation. As part of its plan for distributing shares, the fund and Lord Abbett Distributor pay sales and service compensation to Authori zed Institutions that sell the fund's shares and service its shareholder accounts.

     Sales compensation originates from two sources: sales charges and 12b-1 distribution fees that are paid out of the fund's assets. Service compensation originates from 12b-1 service fees. The 12b-1 fee rates vary by share class, according to the Rule 12b-1 Plan adopted by the fund. The sales charges and 12b-1 fees paid by investors are shown in the class-by-class information under "Fees and Expenses" and "Purchases." The portion of these expenses that is paid as sales and service compensation to Authorized Institutions, such as your dealer, is shown in the chart at the end of this prospectus. The portion of such sales and service compensation paid to Lord Abbett Distributor is discussed under "Sales Activities" and "Service Activities." Sometimes we do not pay sales and service compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. We may pay Additional Concessions to Authorized Institutions from time to time.

     Sales Activities. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity which is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to a fund's class A and class C shares for activities which are primarily intended to result in the sale of such class A and class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     Service Activities. We may pay Rule 12b-1 service fees to Authorized Institutions for any activity which is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

12b-1 fees payable regardless of expenses. The amounts payable by a fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, the fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.


10 Your Investment

MANAGEMENT

     The fund's investment adviser is Lord, Abbett & Co., 767 Fifth Avenue, New York, NY 10153-0203. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with over $30 billion in more than 35 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the fund, see the Statement of Additional Information.

     The fund pays Lord Abbett a monthly fee based on average daily net assets for each month. For the fiscal year ended December 31, 1998, the fee paid to Lord Abbett was at an annual rate of .46 of 1%. In addition, the fund pays all expenses not expressly assumed by Lord Abbett.

     Lord Abbett uses a team of portfolio managers and analysts acting together to manage the fund's investments. Christopher J. Towle, Partner of Lord Abbett, heads the team, the other senior members of which include Richard Szaro, Michael Goldstein and Thomas Baade. Messrs. Towle and Szaro have been with Lord Abbett since 1988 and 1983, respectively. Mr. Goldstein has been with Lord Abbett since 1997. Before joining Lord Abbett, Mr. Goldstein was a bond trader for Credit Suisse BEA Associates from August 1992 through April 1997. Mr. Baade joined Lord Abbett in 1998; prior to that he was a credit analyst with Greenwich Street Advisors.

                                                              Your Investment 11

                              For More Information

OTHER INVESTMENT TECHNIQUES

     This section describes some of the investment techniques that might be used by the fund and their risks.

     Adjusting Investment Exposure. The fund may, but is not required to, use various strategies to change its investment exposure to adjust to changing security prices, interest rates, currency exchange rates, commodity prices and other factors. The fund may use these transactions to change the risk and return characteristics of the fund's portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.

     Covered Call Options. The Fund may write (sell) call options on securities it owns. A call option on stock gives the purchaser of the option, upon payment of a premium to the writer of the option, the right to call upon the writer to deliver a specified number of shares of a stock on or before a fixed date at a predetermined price.

     Foreign Securities. These securities are not subject to the same degree of regulation and may be more volatile and less liquid than securities traded in major U. S. markets. Foreign portfolio securities may trade on days when the fund does not value them. Fund share prices could be affected on days an investor cannot purchase or sell shares. Other risks include less information on public companies, banks and governments; political and social instability; expropriations; higher transaction costs; currency fluctuations; nondeductible withholding taxes and different accounting and settlement practices. The fund may invest up to 20% of its assets in foreign securities.

     Illiquid Securities. These securities include those that are not traded on the open market or that trade irregularly or in very low volume. They may be difficult or impossible to sell at the time and price the fund would like. The fund may invest up to 15% of its assets in illiquid securities.

     Portfolio Securities Lending. The fund may lend securities to broker-dealers and financial institutions, as a means of earning income. This practice could result in a loss or delay in recovering a fund's securities, if the borrower defaults. The fund will limit its security loans to 30% of its total assets.

GLOSSARY OF SHADED TERMS

     Additional Concessions. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from a fund and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's head-

12  For More Information
     quarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

     In selecting dealers to execute portfolio transactions for a fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

     Authorized Institutions. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan are "Authorized Institutions." Lord Abbett Distributor is an Authorized Institution.

     Eligible Fund. An Eligible Fund is any Lord Abbett-sponsored fund except for certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such a fund is not offered for sale; Lord Abbett Equity Fund; Lord Abbett Series Fund; Lord Abbett U. S. Government Securities Money Market Fund (" GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett family of funds). An Eligible Fund also is any Authorized Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.

     Eligible Mandatory Distributions. If class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution which bears the same relation to the entire mandatory distribution as the B share investment bears to the total investment.

     Legal Capacity. With respect to a redemption request, if (for example) the request is on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.

     Similarly, if (for example) the redemption request is on behalf of the by a person (Mary B. Doe) that has the legal capacity to act on behalf of this corporation, because she is the President of the corporation, then the request must be executed as follows: ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see example in right column).

     Mutual Fund Advisory Program. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions who either (1) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf ) in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, or (2) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

     Purchaser. The term "purchaser" includes: (1) an individual, (2) an individual and his or her spouse and children under the age of 21 and (3) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code - more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

  In the case of the estate --

    Robert A. Doe
    Executor of the Estate of
    John W. Doe

    [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

            [SIGNATURE ILLEGIBLE]
--------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'sm'
                                              SR

  In the case of the corporation --
  ABC Corporation

    Mary B. Doe

    By Mary B. Doe, President

    [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

            [SIGNATURE ILLEGIBLE]
--------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'sm'
                                              SR

                                                         For More Information 13

     Special Retirement Wrap Program. A program sponsored by an Authorized Institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a Mutual Fund Advisory Program. Such characteristics include, among other things, the fact that an Authorized Institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.

RECENT PERFORMANCE

     U.S. financial markets were subject to significant volatility throughout the fund's fiscal year. Many investors became unnerved at mid-year as the economic crises in Asia and Japan infected the emerging markets in South America and Eastern Europe. These crises, in turn, seemed likely to negatively impact corporate earnings in the U. S. and other market countries. During both May and June, investors worldwide left corporate and high-yield investments for the safety of U. S. Treasury bonds.

     A series of autumn rate cuts initiated by the U. S. Federal Reserve Board helped to calm the turmoil in the capital markets that existed throughout the late summer. In October, a more optimistic view of global economies emerged. During the fourth quarter, high-yield and convertible debt securities substantially outperformed Treasury instruments of comparable maturities.*

     Throughout the year, we underweighted the fund's corporate bond holdings in basic industries such as steel, paper and chemicals because we considered that, given global economic conditions, there was little pricing power within these industries. We emphasized industries with steady cash flows, such as telecommunications, media and cable television providers. Bond-Debenture Fund's focus on high-yield bonds provided substantial rewards for shareholders during the fourth quarter as high-yield bonds performed well.

     In our view, the current environment of low inflation, global overcapacity, and an anticipated slowdown of U. S. economic growth makes a reversal of the Federal Reserve's interest rate policy unlikely. As a result, interest rates should remain low for the duration of 1999. Against this backdrop, we expect attractive returns from the high-yield bonds that we have selected. Because such bonds are currently yielding more than 6% over Treasury securities with comparable maturities, we believe that they represent particularly good value, and we plan to maintain the fund's current overweighting of the high-yield sector. We believe that our ability to fine-tune the fund's investments among high-yield bonds, convertible securities and high-grade bonds, including U. S. Treasury securities, will be a key to uncovering exciting investment opportunities through most market conditions, while helping to manage risk.

*Unlike Treasury securities, an investment in the fund is neither insured nor guaranteed by the U. S. government and is regarded as involving a greater degree of risk. The fund's share price and income are not guaranteed and the value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Year 2000 Issues. The fund could be adversely affected if the computers used by the fund and their service providers do not properly process developed and calculate date-related information from and after January 1, 2000.

Lord Abbett is working to avoid such problems and has received assurances from each fund's service providers that they are taking similar steps. Of course, the Year 2000 problem is unprecedented and, therefore, Lord Abbett cannot eliminate altogether the possibility that it or the funds will be affected.


14  For More Information

                             Financial Information

FINANCIAL HIGHLIGHTS

     This table describes the fund's performance for the fiscal periods indicated." Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audit of the fund's financial statements. Financial statements for the fiscal year ended December 31, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended December 31, 1998 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

                                                                               Class A Shares
                                                                               --------------
                                                                          Year Ended December 31,

Per Share Operating Performance:              1998                1997                1996                1995              1994

Net asset value, beginning of year           $9.76               $9.41               $9.29                $8.71             $9.95
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                          .76 (a)             .75 (a)             .81                  .85               .84
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------------------
 gain (loss) on investments                   (.31)               .40                  .17                  .606            (1.203)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations               .45                1.15                 .98                 1.456             (.363)
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income         (.76)               (.80)               (.86)                (.876)            (.877)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                 $9.45               $9.76               $9.41                $9.29             $8.71
------------------------------------------------------------------------------------------------------------------------------------
Total Return (b)                              4.76%              12.70%              11.16%               17.50%            (3.87)%
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
 Expenses (e)                                 0.88%               0.89%               0.89%               0.82%              0.88%
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                        7.85%               7.89%               8.77%               9.41%              8.97%
------------------------------------------------------------------------------------------------------------------------------------


                                                  Class B Shares                   Class C Shares                Class P Shares

                                            Period Ended December 31,           Period Ended December 31,  Period Ended December 31,
Per Share Operating Performance:         1998       1997       1996 (c)      1998       1997        1996 (c)          1998 (c)

Net asset value, beginning of period    $9.75      $9.41       $9.13        $9.77       $9.41      $9.05              $9.54
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                    .69 (a)    .68 (a)     .34          .69 (a)     .69 (a)    .35                .25 (a)
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------------------
  gain (loss) on investments             (.31)       .38         .26         (. 31)       .39        .33               (.09)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations          .38       1.06         .60          .38        1.08        .68                .16
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income    (.69)      (.72)       (.32)        (.69)       (.72)      (.32)              (.25)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $9.44      $9.75       $9.41        $9.46       $9.77      $9.41              $9.45
------------------------------------------------------------------------------------------------------------------------------------
Total Return (b)                         3.98%     11.85%       6.57% (d)    3.98%      11.97%      7.86% (d)          1.73% (d)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
 Expenses (e)                            1.60%      1.63%       0.70% (d)    1.60%       1.58%      0.75% (d)          0.38% (d)
------------------------------------------------------------------------------------------------------------------------------------
 Net investment Income                   7.13%      7.06%       3.37% (d)    7.13%      7.16%       3.72% (d)          2.90% (d)
------------------------------------------------------------------------------------------------------------------------------------


                                                                              Year Ended December 31,
Supplemental Data For All Classes:             1998                 1997                   1996             1995              1994

Net assets, end of year (000)               $3,540,124          $2,866,184             $2,129,421       $1,339,508         $987,613
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                        86.48%              89.14%                106.79%         134.90%             147.98%
------------------------------------------------------------------------------------------------------------------------------------

(a)  Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Commencement of operations for class shares: B -August 1, 1996, C -July 15, 1996 and P -August 21, 1998.

(d)  Not annualized.

(e) The ratios for 1998 include expenses paid through an expense offset arrangement.

                                                        Financial Information 15

LINE GRAPH COMPARISON

     Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in the Salomon Brothers Broad Investment High-Grade Index, First Boston High-Yield Index, and the Value Line Convertible Index, assuming reinvestment of all dividends and distributions.


[Graphic Omitted]



           Average Annual Total Return at Maximum Sales Charge for the Periods Ending December 31, 1998

                       1 Year              5 Years           10 Years (or Life)

Class A (3)              (0.20)%              7.13%                  9.82%
Class B (4)              (0.86)%               --                    8.19%
Class C (5)               3.01%                --                    9.69%


(1) Data reflects the deduction of the maximum initial sales charge of 4.75% applicable to class A shares.

(2) Performance numbers for the unmanaged Salomon Brothers Broad Investment HighGrade Index (source: Chase Global Data Service), First Boston High-Yield Index (source: Callan Associates), and Value Line Convertible Index (source: Morgan Stanley) do not reflect transaction costs or management fees. A review of the fund's 1998 annual shareholders' report shows a history of the fund's portfolio blend changing through the years but composed primarily of three categories of securities: (i) high-yield corporate debt (including straight-preferred stocks), (ii) equity-related securities and (iii) high-grade debt. The three indices chosen to compare to the fund's performance have elements of these three categories, but since there is no one index combining all three in the same annual blend as the fund's portfolio, these three separate indices may not be a valid comparison for the fund.

(3) Total return is the percent change in value, after deduction of the maximum initial sales charge of 4.75% applicable to class A shares, with all dividends and distributions reinvested for the periods shown ending December 31, 1998 using the SEC-required uniform method to compute such return.

(4) The class B shares commenced operations on August 1, 1996. Performance numbers reflect the deduction of a 4% CDSC.

(5)  The class C shares commenced operations on July 15, 1996.

 16   Financial Information

COMPENSATION FOR YOUR DEALER

                                                                FIRST YEAR COMPENSATION

                                      Front-end
                                      sales charge                  Dealer's
                                      paid by investors     concession              Service fee (1)        Total compensation (2)
Class A investments                   (% of offering price) (% of offering price)   (% of net investment)  (% of offering price)
------------------------------------------------------------------------------------------------------------------------------------
Less than $100,000                            4.75%                 4.00%                   0.25%                  4.24%
------------------------------------------------------------------------------------------------------------------------------------
  $100,000 -$249,999                          3.95%                 3.25%                   0.25%                  3.49%
------------------------------------------------------------------------------------------------------------------------------------
  $250,000 -$499,999                          2.75%                 2.25%                   0.25%                  2.74%
------------------------------------------------------------------------------------------------------------------------------------
  $500,000 -$999,999                          1.95%                 1.75%                   0.25%                  2.00%
------------------------------------------------------------------------------------------------------------------------------------
  $1 million or more (3) or Retirement Plan -100 or more
eligible employees (3) or Special Retirement Wrap Program (3)
------------------------------------------------------------------------------------------------------------------------------------
First $5 million                   no front-end sales charge        1.00%                   0.25%                  1.25%
------------------------------------------------------------------------------------------------------------------------------------
Next $5 million above that         no front-end sales charge        0.55%                   0.25%                  0.80%
------------------------------------------------------------------------------------------------------------------------------------
Next $40 million above that        no front-end sales charge        0.50%                   0.25%                  0.75%
------------------------------------------------------------------------------------------------------------------------------------
Over $50 million                   no front-end sales charge        0.25%                   0.25%                  0.50%
------------------------------------------------------------------------------------------------------------------------------------
Class B investments                                                Paid at time of sale (% of net asset value)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                        no front-end sales charge        3.75%                   0.25%                  4.00%
------------------------------------------------------------------------------------------------------------------------------------
Class C investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                        no front-end sales charge        0.75%                   0.25%                  1.00%
------------------------------------------------------------------------------------------------------------------------------------
Class P investments                                                Percentage of average net assets
------------------------------------------------------------------------------------------------------------------------------------
All amounts                        no front-end sales charge        0.25%                   0.20%                  0.45%
------------------------------------------------------------------------------------------------------------------------------------



                                             ANNUAL COMPENSATION AFTER FIRST YEAR

Class A investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                        no front-end sales charge      none                      0.25%                  0.25%
------------------------------------------------------------------------------------------------------------------------------------
Class B investments                                                 Percentage of average net assets (4)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                        no front-end sales charge      none                      0.25%                  0.25%
------------------------------------------------------------------------------------------------------------------------------------
Class C investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                        no front-end sales charge         0.65%                  0.25%                  0.90%
------------------------------------------------------------------------------------------------------------------------------------
Class P investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                        no front-end sales charge         0.25%                  0.20%                  0.45%
------------------------------------------------------------------------------------------------------------------------------------





(1) The service fee for class A and P shares is paid quarterly and for class A shares may not exceed 0.15% if sold prior to June 1, 1990. The first year's service fee on class B and C shares is paid at the time of sale.

(2) Dealer's concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions from time to time.

(3) Concessions are paid at the time of sale on all class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the fund are excluded.

(4) With respect to class B, C and P shares, 0.25%, 0.90% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions. These fees are paid quarterly in arrears. In the case of C shares for fixed-income portfolios, such as the fund, 0.10% of the average annual net asset value of such shares is retained by Lord Abbett Distributor, thus reducing from 0.75% to 0.65% after the first year. Lord Abbett Distributor uses this 0.10% for expenses primarily intended to result in the sale of such fund's shares.

                                                        Financial Information 17

     More information on this fund is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT

     Describes the fund, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions and the fund's investment strategies.


STATEMENT OF ADDITIONAL INFORMATION ("SAI")

     Provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

By telephone. Call the fund at:
800-426-1130

By mail. Write to the fund at:
The Lord Abbett Family of Funds
767 Fifth Avenue
New York, NY 10153-0203

Via the Internet.
Lord, Abbett & Co.
http://www.lordabbett.com

Text only versions of fund documents can be viewed online or downloaded from:
SEC
http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.


Lord Abbett Bond-Debenture Fund
The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203
-----------------------
SEC file number: 811-2145

LABDF-1-599
(5/99)